Exhibit 10.13

REPÚBLICA ORIENTAL DEL URUGUAY (ORIENTAL REPUBLIC OF URUGUAY)

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NOTARIZED PAPER

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Fq No. 816455-816456-816457-816458-816459-816460-816461-816462

FEDERICO SUSENA BERTULLO, NOTARY PUBLIC – 12283/2

No. 4. PURCHASE AGREEMENT EXECUTED BY JAMILCO S.A. AND CAMPOSOL URUGUAY S.R.L. In the city of Montevideo, on January twenty-fifth, two thousand nineteen, before me, Federico Susena, Notary Public, there appeared: Silvana Caputto Pereiro, of legal age, holder of identity card number 1.853.605-9, with the same domicile for these purposes as her principal, in her capacity as Vice-Chairman of the Board of Directors, and acting in the name and on behalf of JAMILCO SOCIEDAD ANÓNIMA, a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 214946720013, with principal place of business for these purposes at calle Esteban Elena No. 6527 of this city (hereinafter, the “Seller”), AS PARTY OF THE FIRST PART; and Alejandro Leoncio Arrieta Pongo, holder of Peruvian passport number 116591937, of legal age, with the same domicile for these purposes as his principal, in his capacity as Agent, and acting in the name and on behalf of CAMPOSOL URUGUAY S.R.L., a legal entity registered in the Sole Tax Registry of the General Tax Bureau under number 218187200012, with principal place of business for these purposes at Plaza Independencia No. 811, Planta Baja of this city (hereinafter, the “Buyer”), AS PARTY OF THE SECOND PART. For registration purposes in my Notarial Record Book, they attest that: ONE: Subject-Matter. Jamilco Sociedad Anónima hereby sells, completely free of any obligations, liens, encumbrances and occupants, under any title, to Camposol Uruguay S.R.L., who, under these terms and conditions, acquires the ownership and possession of the following real property: five (5) parcels of land with buildings, fences, trees, plantations and other improvements attached thereto, located at the eleventh cadastral section of the Department of Salto, rural area, which are described as follows: i) plot number one thousand three hundred and forty-nine (1,349), which, according to surveyor Rodolfo Margall’s plan dated March 2008, registered in the National Land Registry Office, Salto Delegate Office under number 10,842 on March 31, 2008, has a surface area of three hundred and twenty-two hectares nine thousand one hundred meters (322 hectares 9,100 meters) and, according to the relevant title deeds, covers an area of three hundred and eleven hectares one thousand seven hundred and thirty-seven meters (311 hectares 1,737 meters), and is bounded as follows: to the Northwest, a broken line composed of two straight sections measuring 1,145.60 meters and 803 meters, both facing Camino Departamental (formerly Ruta número 3); to the Southeast, Arroyo Espinillar that separates it from plots 11,543, 11,544 and 1,306; to the Southwest, a broken line composed of two straight sections measuring: 307 meters and 1,725.20 meters, both of them bordering on plot 3,788; ii) plot number eleven thousand seven hundred and forty-three (11,743) (previously in a larger area with number 11,544 and prior to that with number 1,307), which, according to surveyor Rodolfo Margall’s survey plan dated April 2008, registered in the National Land Registry Office, Salto Delegate Office under number 10,855 on April 22, 2008, has a surface area of ninety hectares seven thousand three hundred meters (90 hectares 7,300 meters), and is bounded as follows: to the Northeast, a broken line composed of twelve straight sections measuring: 651.80 meters, 4.90 meters, 370.50 meters, 70.80 meters, 61.10 meters, 12.50 meters, 54.60 meters,

37.30 meters, 112.90 meters, 184 meters, 84.70 meters and 218.80 meters, all bordering on plot 11,544; to the Southwest, 670 meters bordering on part of plot 1,306; to the Southwest, Arroyo Espinillar, which separates it from plot 1,349; to the Northwest, 593 meters bordering on part of plot 11,543; iii) plot number eleven thousand five hundred and forty-three (11,543) (formerly in a larger area with number 1,307), which, according to surveyor Rodolfo Margall’s plan dated April 2007, registered in the National Land Registry Office, Salto Delegate Office under number 10,643 on April 27, 2007, has a surface area of one hundred and twelve hectares seven thousand six hundred meters (112 hectares 7,600 meters), and is bounded as follows: to the Northwest, 1,353 meters facing Camino Departamental (formerly Ruta número 3); to the Northeast, 931.60 meters bordering on part of plot 1,307; to the Southeast, 1,328 meters bordering on part of plot 1,307; to the Southwest, Arroyo Espinillar that separates it from plot 1,349; iv) plot number three thousand nine hundred and nineteen (3,919), which, according to surveyor Ernesto G. Sisto’s plan dated November 1977, registered in the National Land Registry Office under number 1,247 on December 27, 1977, is identified as parcel “3,919 – a”, consists of a surface area of sixty hectares one thousand nine hundred and sixty meters (60 hectares 1,960 meters), and is bounded as follows: to the Northwest, a broken line composed of five straight sections measuring: 234.20 meters, 79.50 meters, 200 meters, 150 meters and 82.15 meters, the first two facing Ruta número 3 and bordering the last three on plot number 7,357-a; to the Northeast, contour line at elevation plus 35.50 meters (referring to elevation zero of Riachuelo – Republic of Argentina) that separates it from parcel “3919-b” of the same plan; to the Southeast, 985.60 meters bordering on part of plot number 7,264-a, and to the West, 1,024.20 meters bordering on part of plot number 1,437; and v) plot number one thousand four hundred and thirty-seven (1,437), which, according to surveyor Ernesto G. Sisto’s plan dated October 1973, registered in the National Land Registry Office under number 936 on December 28, 1973, is identified as parcel “C two”, consists of an area of ninety-seven hectares five thousand nine hundred meters (97 hectares 5,900 meters), and is bounded as follows: to the Northwest, a broken line composed of two straight sections measuring: 118.80 meters and 1,130.60 meters facing Ruta número 3; to the East, 1,864.80 meters bordering on part of plot number 3,919 and plot number 7,264; to the Southeast, 207.35 meters bordering on part of plot number 7,264; to the Southwest, 1,319.40 meters bordering on parcel “C one” of the same plan (hereinafter, the “Real Properties”). TWO: Price. The price of this sale and purchase amounts to two million seven hundred thousand United States dollars (USD 2,700,000), which is divided into the following amounts: (I) the sum of two million four hundred thousand United States dollars (USD 2,400,000) that the Buyer paid to the Seller concurrently with the execution of the promise to buy and sell described in Section Six hereof, by means of endorsement and delivery of the following crossed bills of exchange issued by Banco Itaú Uruguay S.A. in the name of the Buyer: (i) in the amount of two million one hundred and thirty thousand United States dollars (USD 2,130,000), series 02, number 228834, dated April 9, 2018; and (ii) in the amount of two hundred and seventy thousand United States dollars (USD 270,000), series 02, number 228827, dated April 9, 2018; and (II) in the amount of three hundred thousand United States dollars (USD 300,000), which the Buyer herein pays to the Seller, by means of endorsement and delivery of a crossed bill of exchange issued by Banco Itaú Uruguay S.A. in the name of the Buyer, series 02, number 239687, dated January 25, 2019.

Given that the purchase price is fully covered, the Seller grants the Buyer a letter of payment for the total price agreed. THREE: Traditio. As proof of physical transfer of property (traditio), the Seller confirms that the Buyer has acquired and already taken possession of the Real Properties. FOUR: Warranty of Title. The Seller is obliged to provide warranty of title in all cases and under all circumstances. FIVE: Representations. 5.1. The Seller represents that: a) this sale is made free of any liens, restraints, repossession claims, encumbrances or any other circumstance affecting the Real Properties and/or their current or previous owners, with the existing improvements paid for; b) under oath, it makes contributions to the Banco de Previsión Social [Social Security Bank], that the special certificate issued by the aforementioned body to be verified is in force as of this date, and that no taxable works, alterations or demolitions were executed on the Real Properties after the issuance thereof; and c) it is subject to the Property Tax. 5.2. Both parties represent that after the issuance of the certificates of receipt issued by the Banco Central del Uruguay [Central Bank of Uruguay] to be verified, they have not been notified of any changes in their beneficial owners by their shareholders/partners, respectively. SIX: Promise to Buy and Sell. This purchase agreement is executed in compliance with the promise to buy and sell authorized by Notary Public Federico Susena on April 11, 2018, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on May 8, 2018 under number 1,040. Moreover, I, the undersigned Authorizing Party, hereby state that: A) Knowledge. I know the appearing parties. B) Personal Information. I) (i) Jamilco Sociedad Anónima is a legal entity validly existing and in good standing, organized in accordance with Law No. 16,060, according to its bylaws dated February 10, 2004, the signatures of which were certified by Esther Reitzes, Notary Public, approved by the Nation’s Internal Audit Office on March 5, 2004, recorded in the Registry of Legal Entities, Commerce section under number 3,551 on May 10, 2004 and published in the Official Gazette of May 21, 2004 and in “El Heraldo Capitalino” of May 24, 2004. Its subsequent amendments were duly registered, approved and published. ii) As provided for in the bylaws, the Company is represented by the Manager, the President or any Vice-President interchangeably or by two Directors acting jointly. iii) By Regular Meeting of Shareholders held on January 28, 2016, the following Board of

Directors was appointed: Chairman: Manuel Caputto Rodríguez, Vice-Chairman: Silvana Caputto Pereiro, and Secretary: Mónica Caputto Méndez, there being no subsequent minutes that modify such appointment. The Company notified the above-referred Board of Directors to the Registry of Legal Entities, Commerce section, on July 29, 2016 under registration number 10,463. iv) The Company made the notice provided for by Law No. 19,484, according to the certificate of receipt issued by the Banco Central del Uruguay on June 25, 2018, identified by ordinal number 2283871, and the Company’s representative stated that, after the issuance thereof, he has not been notified of any changes in the beneficial owners by its shareholders. (v) As it appears from the Company’s register book of registered shares, the owners of one hundred percent of the shares of Jamilco Sociedad Anónima are individuals and have always been so. (vi) The Company’s Special Meeting of Shareholders held on March 8, 2018 resolved to approve the execution hereof. II) (i) Camposol Uruguay S.R.L is a legal entity validly existing and in good standing, organized pursuant to Law No. 16,060 by private document executed on January 26, 2018 in the City of Lima, Peru, the signatures of which were certified by Notary Public Alfredo Zambrano Rodríguez on the same date, duly apostilled and notarized by Notary Public Soledad Echevarría in Montevideo on February 15, 2018, registered in the Registry of Legal Entities, Commerce Section, on February 16, 2018 under number 1,713, and published in the Official Gazette and in “El Redactor” on March 16, 2018. ii) Alejandro Leoncio Arrieta Pongo represents the Buyer as per Special Power-of-Attorney authorized on April 9, 2018 by Notary Public María Fernanda González, which contains sufficient powers to execute this document and is in force as of this date. iii) The Company made the notice provided for in Law No. 19,484, according to the certificate of receipt issued by the Banco Central del Uruguay on June 25, 2018, identified by ordinal number 2285282, and the Company’s representative stated that, after the issuance thereof, he has not been notified of any changes in the beneficial owners by its partners. C) Origin. The Seller acquired the Real Properties subject-matter hereof as follows: Plot number 1,349. By purchase and sale title and in the form of traditio from the Banco Comercial Fondo de Recuperación de Patrimonio Bancario [Bank Property Recovery Fund Commercial Bank], according to deed authorized on April 9, 2008 by Notary Public Karina Martínez Rodriguez Santana, the first copy of which was registered in the

Real Estate Section of the Property Registry of Salto on April 21, 2008, under number 781. Plot number 11,743. By purchase and sale title and in the form of traditio from Germán Moller Leal, remarried for the second time to Nilda Miller, according to the deed authorized by Notary Public Karina Martínez Rodriguez Santana on July 1, 2008, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on July 3, 2008, under number 1,481. Plot number 11,543. By purchase and sale title and in the form of traditio from Germán Moller Leal, remarried for the second time to Nilda Miller, according to the deed authorized by Notary Public Karina Martínez Rodriguez on October 18, 2007, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on October 22, 2007, under number 2,721. Plots number 3,919 and 1,437. By sale and purchase title and in the form of traditio from spouses Germán Moller Leal and Nilda Griselda Miller Herrera, Juan Andrés Castiglioni Larghi and Ana María Castiglioni Fournier, Analía Castiglioni Castiglioni, married to Juan Pablo Arnoletti, Rafael Castiglioni Castiglioni, married to Carolina San Martín, and Andrés Castiglioni Castiglioni, married to Rosina Di Bello, according to the deed authorized on December 13, 2006 by Notary Public Silvia Yaneth Buschiazzo, the first copy of which was registered in the Real Estate Section of the Property Registry of Salto on July 22, 2008 under number 1-636. D) Real Estate Tax. The properties are up to date on the payment of the Real Estate Tax. E) Instituto Nacional de Colonización [National Colonization Institute]: i) I have sighted the certificates issued by the Instituto Nacional de Colonización on January 29, 2018, from which it appears that the Real Properties are exempted from Law No. 11,029 as worded by Law No. 18,187 and Law No. 18,756. ii) The Real Properties are not to be offered to the Instituto Nacional de Colonización, since the surface area of the Real Properties is less than 500 hectares of productivity according to the CONEAT 100 index, and since they do not border on any plot included in the regime established by Law No. 11,029 as worded by Law No. 18,187, Law No. 18,756 and Law No. 19,577, as regulated. F) Law No. 18,308 (Section 66). By decision number 82 dated October 14, 2008, decision number 288 dated December 26, 2011, and decision number 21 dated January 25, 2017, the Municipal Intendance of Salto resolved not to exercise the preemptive right granted by Law No. 18,308, Section 66. G) Special Certificate issued by the Banco Previsión. I have sighted special certificate number 809066 issued on January 9, 2019 by the Banco de Previsión Social, which certifies that Jamilco S.A. has no debts of any kind with said entity and authorizes the sale of the Real Properties, and which, as stated by the Seller in this deed, is in force as of this date. H) Property Tax. I have sighted the June 2018 Property Tax return, issued under number 737/1022569 in the name of Jamilco S.A. and filed with the General Tax Bureau on December 5, 2018, from which it appears that the Company was not required to pay the Property Tax for the referred fiscal period because its assets were exempted. I) State Sanitary Works - Certificate of Sanitation and No Debt. I have sighted the certificates issued by the State Sanitary Works Administration on December 10, 2018, which certify that the Real Properties have no outstanding debts for the cost of sewage and/or water networks (Decree-Law No. 14,497), and are not required to connect to the public sewage network as provided for in Law No. 18,840. J) Authorization by the Executive Branch – Law No. 18,092. I have sighted the decision issued by the Ministry of Livestock, Agriculture and Fisheries dated November 26, 2018, from which it appears that Camposol Uruguay S.R.L. obtained the authorization from the Executive Branch to own and utilize the Real Properties, in accordance with Law No. 18,092, as amended. K) Exemption from payment of the Property Transfer Tax. This purchase and sale transaction is exempted from the payment of the Property Transfer Tax, as this tax was paid at the time of execution of the promise to buy and sell mentioned in Section Six hereof, according to tax return number 18732 filed with the General Tax Bureau on April 26, 2018 and the appropriate payment receipt number 373 dated April 18, 2018. L) Decree No. 355/2010. Pursuant to the provisions of Decree No. 355/2010, I hereby certify that I have executed this document by applying the appropriate due diligence measures. M) Real Value. The Real Properties have the following real values: plot number 1,349, 6,150,616 Uruguayan pesos; plot number 11,543, 1,241,262 Uruguayan pesos; plot number 1,437, 520,350 Uruguayan pesos; plot number 3,919, 693,699 Uruguayan pesos, and plot number 11,743, 998,756 Uruguayan pesos. N) Dollar Value. The buy quote for one dollar is 31.89 Uruguayan pesos. O) Reading and granting. After due reading hereof by the undersigned, the parties hereto executed and signed this document. P) Reference. This deed immediately follows Purchase Agreement deed number 7, executed on this date, from page 25 to the reverse side of page 30. Silvana Caputto Pereiro. Alejandro Leoncio Arrieta Pongo. Initials. Federico Susena.

THIS IS THE FIRST COPY that I have notarized of the preliminary deed that I authorized on seven sheets of notarized paper, Fp series numbers 363691 to 363697, of which I am issuing this sole first copy. IN WITNESS WHEREOF and for the Buyer, I hereby issue this deed on eight sheets of notarized paper, Fq series, numbers 816455 to 816462, whereupon I have hereunto set my hand, initials and seal in Montevideo, on the twenty-fifth day of January, two thousand nineteen.

/s/Federico Susena Bertullo

Federico Susena Bertullo

Notary Public

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